                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated August 3, 2001 included in the Annual Report on Form 10-K of Aspen Technology, Inc. and subsidiaries for the fiscal year ended June 30, 2001 and to the reference to our firm in this Registration Statement.


                                        /s/ Arthur Anderson LLP



Boston, Massachusetts
November 26, 2001